                                                       Exhibit (d)(12) to 13E-3

                             LETTER OF TRANSMITTAL
           TO ACCOMPANY CERTIFICATES FORMERLY REPRESENTING SHARES OF
                    COMMON STOCK, PAR VALUE $.01 PER SHARE,
                                      OF
                             CITIZENS CORPORATION
                                SURRENDERED FOR
                         $33.25 PER SHARE CASH PAYMENT

     THIS LETTER OF TRANSMITTAL SHOULD BE COMPLETED, SIGNED AND SUBMITTED, TOGETHER WITH YOUR CERTIFICATE(S) FORMERLY REPRESENTING SHARES OF COMMON STOCK
                          OF CITIZENS CORPORATION TO:

                    FIRST CHICAGO TRUST COMPANY OF NEW YORK
                              (THE "PAYING AGENT")

          DELIVERY OF THIS LETTER OF TRANSMITTAL WILL NOT CONSTITUTE A
           VALID DELIVERY UNLESS DELIVERED TO THE PAYING AGENT AT THE
                            ADDRESS SPECIFIED BELOW:

By Hand:                        By Overnight Courier:         By Mail:
 First Chicago Trust Company    First Chicago Trust Company   First Chicago Trust Company
         of New York                    of New York                   of New York
     Tenders & Exchanges            Tenders & Exchanges           Tenders & Exchanges
 c/o Securities Transfer and          Suite 4680-CIT                Suite 4660-CIT
   Reporting Services Inc.       14 Wall Street, 8th Floor           P.O. Box 2569
 100 William Street, Galleria       New York, NY 10005        Jersey City, NJ 07303-2569
      New York, NY 10038


  The undersigned acknowledges notice of the merger of Citizens Acquisition Corporation (the "Purchaser") with and into Citizens Corporation ("Citizens"), and encloses herewith and surrenders the following described share certificate(s) (the "Share Certificates") formerly representing shares of Common Stock, par value $.01 per share, of Citizens (the "Shares"), for the purpose of exchanging each such Share for $33.25 in cash, without interest:

--------------------------------------------------------------------------------------------------------
                                    DESCRIPTION OF SHARES SUBMITTED
--------------------------------------------------------------------------------------------------------
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
(PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S) ON    SHARE CERTIFICATE(S) AND SHARE(S) TENDERED
SHARE CERTIFICATE(S) AND SHARE(S) TENDERED                      (ATTACH ADDITIONAL LIST IF NECESSARY)
--------------------------------------------------------------------------------------------------------
                                                                     SHARE           NUMBER OF SHARES
                                                                  CERTIFICATE           REPRESENTED
                                                                  NUMBER(S)*         BY CERTIFICATES*






                                                                 TOTAL SHARES:
--------------------------------------------------------------------------------------------------------

  In accordance with the Offer to Purchase dated November 2, 1998 (the "Offer to Purchase") and the Supplement thereto dated November 17, 1998 (the "Supplement"), the undersigned hereby surrenders the Share Certificates described above to the Paying Agent in exchange for $33.25 per Share, net to the seller in cash, without interest, subject to applicable withholding taxes. Payment is subject to the terms and conditions set forth in the Offer to Purchase, the Supplement, and in this Letter of Transmittal. Upon surrender to the Paying Agent of a duly endorsed Share Certificate, together with this Letter of Transmittal, properly completed and duly executed, and any signature guarantees or other documents required thereby, each holder of a Share Certificate will receive, in exchange for each Share represented thereby, $33.25 in cash, without interest.

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares described above, and that the Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that none of such Shares will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver any signature guarantees or additional documents deemed by the Paying Agent to be necessary or desirable to complete the transfer of the Shares tendered.

  All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned.

  The undersigned hereby transfers to the Purchaser all rights, title and interest in and to all the Shares that are being submitted herewith.

  Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for $33.25 in respect of any Share Certificates submitted in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check to the undersigned to the address(es) of the registered holder(s) appearing under "Description of Shares Submitted." In the event that either the Special Delivery Instructions or the Special Payment Instructions are completed, please issue the check in the name(s) of, and/or mail the check to, the person(s) so indicated.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

  You are hereby authorized and instructed to make the payment of $33.25 per Share, without interest, due pursuant to the Offer to Purchase and the Supplement thereto, the right of which is evidenced by the enclosed Share Certificate(s), by forwarding a check payable to the undersigned to the address indicated above, unless instructed in the following boxes.



--------------------------------------------------------------------------------------------------------
            SPECIAL PAYMENT INSTRUCTIONS                          SPECIAL DELIVERY INSTRUCTIONS
          (SEE INSTRUCTIONS 1, 4, 5, AND 6)                         (SEE INSTRUCTIONS 4 AND 6)
--------------------------------------------------------------------------------------------------------


    To be completed ONLY if the check for the          To be completed ONLY if the check for cash
     cash payment is to be ISSUED in the name(s) of    payment is to be MAILED to someone other than
     someone other than the registered holder(s)       the undersigned, or to the undersigned at an
     appearing above under "Description of Share       address other than that shown under "Description
     Certificates Surrendered".                        of Share Certificates Surrendered" or, if the box
                                                       immediately to the left is filled in, other than to
                                                       the address appearing therein.

Issue to:                                                                    Mail to:


________________________________________                     ________________________________________
Name(s) (Please Print)                                                Name(s) (Please Print)

________________________________________                     ________________________________________


________________________________________                     ________________________________________
Address                                                                      Address

________________________________________                     ________________________________________
(Include Zip Code)                                                      (Include Zip Code)

________________________________________
(Taxpayer Identification or Social Security No.)
(See Substitute Form W-9)
--------------------------------------------------------------------------------------------------------

                             STOCKHOLDERS SIGN HERE
                      (ALSO COMPLETE SUBSTITUTE FORM W-9)

_______________________________________________________________________________

_______________________________________________________________________________
                         SIGNATURE(S) OF STOCKHOLDER(S)

(Must be signed by registered holder(s) as name(s) appear(s) on share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or any other person acting in a fiduciary or representative capacity, please provide the following information. See Instruction 4.)

PLEASE PRINT OR TYPE

Name(s)________________________________________________________________________

_______________________________________________________________________________
                                 (Please Print or Type)

Capacity (Full Title)__________________________________________________________


Address________________________________________________________________________
                               (Include Zip Code)

Area Code and
Telephone Number (Home)________________________________________________________

Area Code and
Telephone Number (Business)____________________________________________________

Tax Identification or
Social Security Number_________________________________________________________
                      (Complete Substitute Form W-9 Below)

                           GUARANTEE OF SIGNATURE(S)
                   (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 4)

Authorized
Signature______________________________________________________________________

Name___________________________________________________________________________
                             (PLEASE PRINT OR TYPE)

Full Title_____________________________________________________________________

Name of Firm___________________________________________________________________

Address________________________________________________________________________

_______________________________________________________________________________


Area Code and
Telephone Number_______________________________________________________________

Dated: ______________________ , 1998

     INSTRUCTIONS FOR SURRENDERING SHARE CERTIFICATES FORMERLY REPRESENTING
       SHARES OF COMMON STOCK OF CITIZENS CORPORATION FOR $33.25 IN CASH

     1. Guarantee of Signatures. All signatures on this Letter of Transmittal must be guaranteed by a participant in the Security Transfer Agents Medallion Program or any other "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each, an "Eligible Institution"), unless this Letter of Transmittal is signed by the registered holder(s) of Shares tendered hereby and such holder(s) has (have) not completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" on this Letter of Transmittal. See Instruction 4.

     2. Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. The method of delivery of this Letter of Transmittal, Shares and all other required documents, is at the option and risk of the tendering stockholder and the delivery will be deemed made only when actually received by the Paying Agent. If delivery is by mail, it is recommended that such certificates and documents be sent by registered mail, properly insured, with return receipt requested. In all cases, sufficient time should be allowed to insure timely delivery.

     3. Inadequate Space. If the space provided herein under "Description of Shares Tendered" is inadequate, the certificate numbers and/or the number of Shares tendered should be listed on a separate signed schedule and attached hereto.

     4. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Share Certificate(s) without alteration, enlargement or any change whatsoever. If any of the Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

     If any tendered Shares are registered in different names on several Share Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Shares.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares evidenced by Share Certificates listed and transmitted hereby, no endorsements of Share Certificates or separate stock powers are required unless payment is to be made to a person other than the registered holder(s), in which case signatures on such certificates and stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, the Share Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the Share Certificate(s). Signatures on such Share Certificate(s) or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any Share Certificates or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or any person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Paying Agent of such person's authority so to act must be submitted.

     5. Stock Transfer Taxes. Except as set forth in this Instruction 5, the Purchaser will pay or cause to be paid any stock transfer taxes with respect to the surrender of any Shares to it. If, however, the payment is to be made to any person other than the registered holder(s), or if a transfer tax is imposed for any reason other than the submission of Share Certificates to the Paying Agent, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such person will be deducted from the $33.25 unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 5, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATE(S) LISTED IN THIS LETTER OF TRANSMITTAL.

     6. Special Payment and Delivery Instructions. If a check issued for payment for Shares tendered hereby is to be issued in the name of a person other than the person(s) signing this Letter of Transmittal or if such check is to be sent to someone other than the signer above, or to the signer above but at an address other than that shown in the box entitled "Description of Shares Tendered" on the first page hereof, the appropriate boxes on this Letter of Transmittal should be completed.

     7. Request for Assistance or Additional Copies. Requests for assistance may be directed to, or additional copies of this Letter of Transmittal may be obtained from, the Paying Agent at the telephone number set forth below.

     8. Substitute Form W-9. The tendering stockholder is required to provide the Paying Agent with a correct Taxpayer Identification Number ("TIN"), generally the stockholder's Social Security Number or Employer Identification Number, on Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify, under penalties of perjury, whether he or she is subject to backup withholding of federal income tax. If a tendering stockholder is subject to backup withholding, he or she must cross out item (2) of the Certification Box on Substitute Form W-9. Failure to provide the information on Substitute Form W-9 may subject the tendering stockholder to 31% federal income tax withholding on the payment of the purchase price. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, he or she should write "Applied For" in the space provided for the TIN in Part I, sign and date the Substitute Form W-9 and sign and date the Certificate of Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I and the Paying Agent is not provided with a TIN within 60 days, the Paying Agent will withhold 31% of payments for surrendered Shares thereafter until a TIN is provided to the Paying Agent.

     9. Mutilated, Lost, Stolen or Destroyed Certificates. Any holder of a Share Certificate whose certificate(s) has been mutilated, lost, stolen or destroyed should call the Paying Agent at 1-800-317-4454.

IMPORTANT TAX INFORMATION

  Under federal tax law, a stockholder whose Shares are surrendered for payment is required to provide the Paying Agent (as payor) with such stockholder's correct TIN on Substitute Form W-9 below. If such stockholder is an individual, the TIN is such stockholder's Social Security Number. If the Paying Agent is not provided with the correct TIN or an adequate basis for exemption, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such stockholder with respect to Shares may be subject to backup withholding.

  Certain stockholders (including, among others, certain corporations and foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that stockholder must submit an IRS Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Paying Agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

  If backup withholding applies, the Paying Agent is required to withhold 31% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

  To prevent backup withholding on payments that are made to a stockholder with respect to any Share Certificates, the stockholder is required to notify the Paying Agent of his or her correct TIN by completing the Substitute Form W-9 contained herein, certifying that the TIN provided on the Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN) and that (1) the stockholder is exempt from backup withholding, (2) the stockholder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of failure to report all interest or dividends, or (3) the Internal Revenue Service has notified the stockholder that he or she is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE PAYING AGENT

  The stockholder is required to give the Paying Agent the Social Security Number or Employer Identification Number of the record owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, he or she should write "Applied For" in the space provided for the TIN in Part I, sign and date the Substitute Form W-9 and sign and date the Certificate of Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I and the Paying Agent is not provided with a TIN within 60 days, the Paying Agent will withhold 31% of all payments of the purchase price until a TIN is provided to the Paying Agent.


-------------------------------------------------------------------------------------------------------------------------
                         PAYOR'S NAME:  FIRST CHICAGO TRUST COMPANY OF NEW YORK, AS PAYING AGENT
-------------------------------------------------------------------------------------------------------------------------

                                                                                              Social Security or Employee
    SUBSTITUTE                      PART I -- PLEASE PROVIDE YOUR TIN IN THE                     Identification Number
                                    BOX AT RIGHT AND CERTIFY BY SIGNING AND
    FORM  W-9                                    DATING BELOW.

  DEPARTMENT OF                                                                               ___________________________
   THE TREASURY                        __________________________________
 INTERNAL REVENUE                             NAME (PLEASE PRINT)                                   (If awaiting TIN
     SERVICE                                                                                      write "applied for")


                                       __________________________________
                                                    ADDRESS


                                       __________________________________
                                       CITY         STATE             ZIP
                                                                     CODE



                    PART II -- For Payees NOT subject to backup withholding, see the enclosed Guidelines for Certification of Taxpayer Identification Number on
                    Substitute Form W-9 and complete as instructed therein.

                    CERTIFICATION -- UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

                    1. The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a  number to be issued to me), and

                    2. I am not subject to backup withholding because either (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

                    CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)
-------------------------------------------------------------------------------------------------------------------------

Signature: _________________________________________________________________ Dated: _________________, 1998
-------------------------------------------------------------------------------------------------------------------------

NOTE:     FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF
          31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE
          ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON
          SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING
          CERTIFICATE IF YOU WROTE "APPLIED FOR" IN PART I OF SUBSTITUTE FORM W-9.

-------------------------------------------------------------------------
 PAYOR'S NAME:  FIRST CHICAGO TRUST COMPANY OF NEW YORK, AS PAYING AGENT
-------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

     Signatures:_______________________________       Dated:_________________